SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)
Filed by the Registrant                    ☒
Filed by a Party other than the Registrant            ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-12
Appian Corporation
(Name of Registrant as Specified In Its Charter)
______________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box)
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
Title of each class of securities to which transaction applies:
______________________________________________________________________________________________________
Aggregate number of securities to which transaction applies:
______________________________________________________________________________________________________
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________________________________
Proposed maximum aggregate value of transaction:
______________________________________________________________________________________________________
Total fee paid:
______________________________________________________________________________________________________
☐    Fee paid previously with preliminary materials.
☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
Amount Previously Paid:
______________________________________________________________________________________________________
Form, Schedule or Registration Statement No.:
______________________________________________________________________________________________________
Filing Party:
______________________________________________________________________________________________________
Date Filed:
______________________________________________________________________________________________________

Explanatory Note

The following information is being filed to amend and supplement the definitive proxy statement filed on Schedule 14A on April 29, 2021. We have revised the Beneficial Ownership table solely to update the number of shares pledged in Footnote 5. The revised table is set forth below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of March 31, 2021, for:

•Each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Class A common stock or Class B common stock;
•Each of our named executive officers;
•Each of our directors; and
•All of our executive officers and directors as a group.

The percentage ownership information shown in the table is based upon a total of 70,823,518 shares of Class A common stock outstanding as of March 31, 2021, assuming the conversion of 31,503,666 shares of Class B common stock into 31,503,666 shares of Class A common stock.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable on or before May 30, 2021, which is 60 days after March 31, 2021. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares. The number of shares in the table below beneficially owned by each person or entity reflects all shares of Class A and Class B common stock held by such person or entity as of March 31, 2021. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for persons listed in the table is c/o Appian Corporation, 7950 Jones Branch Drive, McLean, Virginia 22102.

	Beneficial Ownership
Name of Beneficial Owner	Shares	Percentage
Principal Stockholders:
Baillie Gifford and Company(1)	6,142,402	8.7%
Entities affiliated with Abdiel Capital Management, LLC(2)	5,281,078	7.5%
The Vanguard Group, Inc.(3)	3,918,803	5.5%
Blackrock Inc.(4)	2,695,089	3.8%
Named Executive Officers and Directors:
Matthew Calkins(5)	29,360,043	40.2%
Mark Lynch(6)	4,754	*
Robert C. Kramer(7)	2,379,718	3.4%
Eric Cross(8)	7,524	*
Christopher Winters(9)	29,017	*
David Mitchell(10)	15,646	*
A.G.W. “Jack” Biddle, III(11)	167,072	*
Prashanth “PV” Boccassam(12)	22,866	*
Michael G. Devine(13)	1,845	*
Barbara “Bobbie” Kilberg(14)	48,894	*
Michael J. Mulligan(15)	24,574	*
All current directors and executive officers as a group (10 persons)	32,061,953	43.9%
* Represents beneficial ownership of less than 1%.

(1)Consists of 6,142,402 shares of Class A common stock held by Baillie Gifford & Co, a Scottish partnership, and/or one or more of its investment adviser subsidiaries, which may include Baillie Gifford Overseas Limited, on behalf of investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds or other institutional clients. This information has been obtained from a Schedule 13G/A filed on January 7, 2021, by Baillie Gifford & Co. The principal business address of Baillie Gifford & Co is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, United Kingdom.
(2)Consists of 5,122,245 shares of Class A common stock held by Abdiel Qualified Master Fund, LP (“AQMF”), and 158,833 shares of Class A common stock held by Abdiel Capital, LP (“ACLP”). This information has been obtained from a Schedule 13D/A filed on February 1, 2021, by Abdiel Capital Management, LLC, AQMF, ACLP, Abdiel Capital Advisors, LP and Colin T. Moran. Abdiel Capital Management, LLC is the general partner of AQMF and ACLP, and Abdiel Capital Advisors, LP serves as the investment manager of AQMF and ACLP. Colin T. Moran is the managing member of Abdiel Capital Management, LLC and Abdiel Capital Partners, LLC, which is the general partner of Abdiel Capital Advisors, LP. By virtue of the foregoing relationships, each of the reporting persons may be deemed to beneficially own the securities held by AQMF and ACLP. The principal business address of these persons and entities is 90 Park Avenue, 29th Floor, New York, New York 10016.
(3)This information has been obtained from a Schedule 13G/A filed on March 10, 2021, by The Vanguard Group. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(4)This information has been obtained from a Schedule 13G/A filed on January 29, 2021, by Blackrock, Inc. The principal business address of Blackrock, Inc. is 55 East 52nd Street, New York, NY 10055.
(5)Consists of (i) 6,941,070 shares of Class B common stock held by Wallingford, LLC, for which Mr. Calkins serves as the managing member, (ii) 20,274,710 shares of Class B common stock held by Calkins Family LLC, for which Mr. Calkins serves as the managing member, and (iii) 2,144,263 shares of Class B common stock issuable upon the exercise of options. Wallingford, LLC and Calkins Family LLC have pledged 1,500,000 shares of Class B common stock and 1,600,000 shares of Class B common stock, respectively, as security for loans.
(6)Consists of 4,674 shares of Class A common stock held directly by Mr. Lynch and 80 shares of Class B common stock issuable upon the exercise of options.
(7)Consists of 96,225 shares of Class A common stock held by Mr. Kramer directly, 2,214,598 shares of Class B common stock held by The Robert C. Kramer Revocable Trust, for which Mr. Kramer serves as sole trustee and beneficiary, and 68,895 shares of Class B common stock issuable upon the exercise of options.
(8)Consists of 7,524 restricted stock units (“RSUs”) vesting within 60 days of March 31, 2021.
(9)Consists of 27,041 shares of Class A common stock held directly by Mr. Winters and 1,976 shares of Class B common stock issuable upon the exercise of options.
(10)Based on the last Form 4 filed for Mr. Mitchell on March 9, 2020. Mr. Mitchell was not an executive officer as of March 31, 2021 but was one of our named executive officers for the year ended December 31, 2020.
(11)Consists of 8,635 shares of Class A common stock held directly by Mr. Biddle, 100,000 shares of Class A common stock held by Jack Biddle, Inc., for which Mr. Biddle is the president, and 58,437 shares of Class A common stock held by family trusts established for the benefit of Mr. Biddle's children, for which entities Mr. Biddle serves as the trustee.
(12)Consists of 22,337 shares of Class A common stock and 529 shares of Class B common stock held directly by Mr. Boccassam.
(13)Consists of 1,845 shares of Class A common stock held directly by Mr. Devine.
(14)Consists of 1,694 shares held by William & Barbara Kilberg Trustees of the William Kilberg Trust DTD 07/01/98 and Barbara & William Kilberg Trustees of the Barbara Kilberg Trust DTD 07/01/98, Tenants in Common, which are pledged as security for a line of credit, and 47,200 shares of Class B common stock issuable upon the exercise of options.
(15)Consists of 20,447 shares of Class A common stock held directly by Mr. Mulligan and 3,070 shares of Class A common stock and 1,057 shares of Class B common stock held by Sea Level Investments, of which Mr. Mulligan is the president.